U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 16, 1999

                             TRIANGLE BANCORP, INC.
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
NORTH CAROLINA                                              0-21346                  56-1764546
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(State or other jurisdiction of incorporation)     (Commission File Number) (IRS Employer Identification No.)

4300 Glenwood Avenue, Raleigh, North Carolina              27612
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code      (919) 881-0455
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Item 5. Other Information

On March 16, 1999, the Board of Directors of Triangle Bancorp, Inc. ("Triangle") authorized the repurchase of up to 400,000 shares of Triangle's common stock.
The repurchase represents approximately 1.6% of Triangle's issued and outstanding common stock. All shares purchased under the authorization will be used for general corporate purposes. The repurchase program began March 16, 1999.














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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Triangle
Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TRIANGLE BANCORP, INC.
                                             ----------------------
                                                  (Registrant)




Date:  March 17, 1999                        By:  /s/ Debra L. Lee
                                                  ------------------------------
                                                  Debra L. Lee
                                                  Chief Financial Officer

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